ASSET PURCHASE AGREEMENT

THIS ASSET PURCHASE AGREEMENT is dated as of June 7, 2004, by and between **4-G Paintball, Inc.**, a Texas corporation ("Purchaser"), and **Daysi Garcia, Silvana Garcia, Richard Garcia, and Gerald Garcia** ("Sellers).

WHEREAS, Sellers desire to sell to Purchaser, and Purchaser desires to buy from Sellers, substantially all of the assets of the paintball business operations conducted by Sellers; and

WHEREAS, in connection with the purchase by Purchaser from Sellers of the assets described herein, (i) Purchaser and Sellers will enter into non-competition agreements (the "Non-competition Agreements") and (ii) certain of the Sellers will enter into employment agreements with Purchaser (the "Employment Agreements").

NOW, THEREFORE, for and in consideration of the mutual representations, warranties, covenants and agreements hereinafter set forth and other good and valuable consideration, and upon the terms and subject to the conditions hereinafter set forth, the parties do hereby agree as follows:

ARTICLE I
Sale of Assets and Assumption of Liabilities

SECTION 1.1. Purchase and Sale of Assets.

(a) Assets. Sellers hereby sell, assign, transfer, convey and deliver to Purchaser and Purchaser hereby accepts and purchases all of Sellers' right, title and interest in and to all of the assets, properties and rights of Sellers ("Assets") used in the paintball business conducted under the name Garcia Paintball (the "Business") existing at the close of business on the day of the Closing (as defined below) and reflected in the Schedule of Assets attached hereto as Schedule 1.1(a), together with all assets, properties and rights acquired by Sellers of a similar nature and used in the Business since the date of such Schedule, less such assets, properties and rights as may have been disposed of since said date in the ordinary course of business.

[(b) Excluded Assets. The foregoing notwithstanding, Purchaser shall not purchase, and Sellers shall not be deemed to sell, those assets ("Excluded Assets") which are listed in the Schedule of Excluded Assets attached hereto as Schedule 1.1(b).]

SECTION 1.2. Assumption of Liabilities.

(a) Assumed Liabilities. As of the Closing, Purchaser undertakes, assumes, and agrees to perform, and otherwise pay, satisfy and discharge as of the Closing the liability upon only those contracts or agreements, if any, designated by Purchaser and listed in Schedule 1.2(a) (the "Assumed Liabilities").

(b) Excluded Liabilities. Purchaser shall not assume, nor does Purchaser agree to pay, any debts, liabilities or obligations not specifically described in Section1.2(a) hereof, including any federal, state or local taxes of Sellers on or measured by income, gross receipts or payroll, whether for the period ending as of the Closing or any other period or penalties or interest relating thereto, or any other taxes of Sellers of any kind or nature or penalties or interest relating thereto. All such liabilities shall be the responsibility of Sellers, and Sellers agree to indemnify and hold Purchaser harmless against any such liabilities, debts, obligations, claims or damages therefrom (including incidental and consequential damages), costs and expenses.

SECTION 1.3. The Closing. The closing of the purchase and sale of the Assets (the "Closing") will take place upon the execution and delivery of this Agreement by both parties on June 7, 2004 (the "Closing Date"), at the offices of the Purchaser, unless another date or place is agreed to by the parties. At the Closing, Sellers and Purchaser shall execute and deliver the Non-competition Agreements, Employment Agreements and Stock Option Agreements and Purchaser shall execute and deliver the Employment Agreements.

SECTION 1.4. Purchase Price.

(a) Determination of Purchase Price. The Purchase Price shall be equal to Two Hundred Thousand (200,000) shares of common stock of the Purchaser (the "Shares") based on a price $0.50 per share. The Shares shall be issued to the Sellers as set forth on Exhibit A attached hereto and made a part hereof.

(b) Payment of Purchase Price. At the Closing, the Purchaser shall instruct its transfer agent to deliver the stock certificates representing the shares to the Sellers, and the certificates shall be delivered to the Sellers within five business days after the Closing.

SECTION 1.5. Allocation of Purchase Price. The Purchase Price shall be allocated pursuant to a schedule to be furnished to Sellers by Purchaser prior to Closing, or as soon as practicable after Closing.

SECTION 1.6. Further Cooperation. From time to time after the Closing, Sellers at Purchaser's request and without further consideration, agree to execute and deliver or to cause to be executed and delivered such other instruments of transfer as Purchaser may reasonably request to transfer to Purchaser more effectively the right, title and interest in or to the Assets and to take or cause to be taken such further or other action as may reasonably be necessary or appropriate in order to effectuate the transactions contemplated by this Agreement.

ARTICLE II
Representations and Warranties

SECTION 2.1. Representations and Warranties of Sellers. Seller, jointly and severally, represent and warrant to, and agree with, Purchaser as follows:

(a) Binding Obligation. Sellers have all requisite power and authority to enter into and perform Sellers' obligations under this Agreement and to carry out the transactions contemplated hereby. No other action on the part of Sellers is necessary to authorize this Agreement and the transactions contemplated hereby. This Agreement has been duly executed and delivered by Sellers and constitutes a valid and binding obligation of Sellers enforceable in accordance with its terms. The execution, delivery and performance by Sellers of this Agreement does not and will not conflict with, or result in any violation of or default under, any provision of any ordinance, rule, regulation, judgment, order, decree, agreement, instrument or license applicable to Sellers or to any of Sellers' properties or assets. No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, is required by or with respect to Sellers in connection with Sellers' execution, delivery or performance of this Agreement.

(b) Assets. Except for assets disposed of in the ordinary course of business and Excluded Assets, the Assets consist of all assets which have been used by Sellers in the Business since January 1, 2004.

(c) Title to Personal Property. Sellers have good and marketable title to all of the personal property included in the Assets, in each case free and clear of all mortgages, liens, security interests, pledges, charges or encumbrances of any nature whatsoever.

(d) Real Property. Sellers own no real property used in the Business. Sellers have a valid leasehold interest in any leased property, and Sellers will deliver to Purchaser at Closing, documentation satisfactory to Purchaser, confirming that such leases are in full force and effect and that Sellers' leasehold interest will be transferred to Purchaser at Closing, without any penalty or condition not acceptable to Purchaser.

(e) Contracts. Except as described in Schedule2.1(e), Sellers are not a party to or bound by any lease, agreement, contract or other commitment which involves the payment or receipt of more than $1,000 per year or is not cancelable by Sellers on less than 60 days notice (collectively, the "Contracts"). Each Contract is a valid and binding obligation of Sellers and is in full force and effect. Sellers have performed all material obligations required to be performed by it to date under the Contracts. All Contracts are in the name of Sellers, and all Contracts included in the Assumed Liabilities will be effectively transferred to Purchaser at the time of the Closing.

(f) Litigation. There are no lawsuits, claims, proceedings or investigations pending or, to the Sellers' knowledge, threatened by or against or affecting Sellers or any of Sellers' properties, assets, operations or business which could adversely way affect the transactions contemplated by this Agreement or Purchaser's right to use the Assets.

(g) Absence of Changes or Events. Since December 31, 2002, the business of Sellers have been operated in the ordinary course and there has not been any material adverse change in the financial condition, results of operations, business, assets or prospects of Sellers or the value or condition of the Assets.

(h) Compliance with Laws. Sellers are not in violation with respect to the operation of the Assets of any law, order, ordinance, rule or regulation of any governmental authority.

(i) No Broker's or Finder's Fees. No agent, broker, investment banker, person or firm acting on behalf of Sellers are or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated herein.

(j) Employee Benefit Plans. There are no plans of Sellers in effect for pension, profit sharing, deferred compensation, severance pay, bonuses, stock options, stock purchases, or any other form of retirement or deferred benefit, or for any health, accident or other welfare plan, as to which Purchaser will become liable as a result of the transactions contemplated hereby.

(k) Environmental Matters. There have been no private or governmental claims, citations, complaints, notices of violation or letters made, issued to or threatened against Sellers by any governmental entity or private or other party for the impairment or diminution of, or damage, injury or other adverse effects to, the environment or public health resulting, in whole or in part, from the ownership, use or operation of any of Sellers' facilities (whether owned or leased) which will be occupied or operated by Purchaser as a result of the transactions contemplated hereby (the "Property"). Sellers have duly complied with, and the Property is in compliance with, the provisions of all federal, state and local environmental, health and safety laws, codes and ordinances and all rules and regulations promulgated thereunder. Sellers have provided Purchaser with true, accurate and complete copies of any written information in the possession of Sellers which pertains to the environmental history of the Property. Sellers shall also promptly furnish to Purchaser true, accurate and complete copies of any

sampling and test results which may be obtained by Sellers prior to the Closing from all environmental and/or health samples and tests taken at and around the Property.

(l) Taxes. There are no taxes on or measured by income or gross receipts or franchise, real and personal property, employment, excise, sales and use or other taxes of any kind properly attributable to periods up to and including the Closing for which Purchaser could be held liable which have not been or will not be paid by Sellers.

(m) Investor Representation Statement. Each Seller has delivered to Purchaser an Investment Representation Statement in the form attached as Exhibit B attached hereto and incorporated herein for all purposes, and the representations and covenants of each Seller set forth therein are true and correct in all respects. Each Seller understands and acknowledges that the Shares are restricted shares and may not be sold without registration under federal and state securities laws, and must be held for an indefinite period of time. Each Seller understands that the Shares are a risky investment and that the Seller may lose all of his or her investment.

SECTION 2.2. Representations and Warranties of Purchaser. Purchaser represents and warrants to, and agrees with, Sellers as follows:

(a) Organization. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas.

(b) Binding Obligation. Purchaser has all requisite corporate power and authority to enter into and perform its obligations under this Agreement. All corporate acts and other proceedings required to be taken by Purchaser to authorize the execution, delivery and performance by Purchaser of this Agreement and the transactions contemplated hereby, have been duly and properly taken. This Agreement has been duly executed and delivered by Purchaser and constitutes the legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms. The execution, delivery and performance by Purchaser of this Agreement does not and will not conflict with, or result in any violation of, any provision of the Articles of Incorporation or Bylaws of Purchaser, or any provision of any law, ordinance, rule, regulation, judgment, order, decree, agreement, instrument or license applicable to Purchaser or to its property or assets. No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, is required by or with respect to Purchaser in connection with its execution, delivery or performance of this Agreement.

ARTICLE III
Confidentiality

SECTION 3.1. Confidentiality of Information. Each of Sellers and Purchaser (a "Receiving Party") will hold all confidential information identified as such and disclosed by the other party (a "Disclosing Party") in confidence until such time as the information otherwise becomes publicly available, and the Receiving Party shall not, in any manner, utilize any such information for Receiving Party's benefit or in any manner harmful to the Disclosing Party.

ARTICLE IV
Indemnification

SECTION 4.1. Claims. Except as hereinafter set forth, Sellers shall indemnify and hold harmless Purchaser and its successors and assigns and its and their respective officers, directors, shareholders, employees and agents, against, and in respect of, any and all damages, claims, losses, liabilities and

expenses, including, without limitation, reasonable legal, accounting and other expenses, which may arise out of any misrepresentation or other breach or violation of this Agreement by Sellers; provided however, that the aggregate of all claims subject to indemnification hereunder by Sellers shall not exceed $100,000, and provided, further, that Purchaser shall be entitled to indemnification hereunder only when the aggregate of all such claims (excluding for this purpose legal, accounting and other expenses) exceeds $10,000, and only with respect to amounts by which the aggregate of all such claims exceeds $10,000.

SECTION 4.2. Notice of Claim. Upon obtaining knowledge thereof, the Purchaser shall promptly notify the Sellers in writing of any damage, claim, loss, liability or expense which the Purchaser has determined has given rise or could give rise to a claim under this Article IV (such written notice being hereinafter referred to as a "Notice of Claim"). A Notice of Claim shall contain a brief description of the nature and estimated amount of any such claim giving rise to a right of indemnification.

SECTION 4.3. Defense of Third Party Claims. With respect to any claim or demand set forth in a Notice of Claim relating to a third party claim, the Sellers may defend, in good faith and at its expense, any such claim or demand, and the Purchaser, at its expense, shall have the right to participate in the defense of any such third party claim. So long as the Sellers are defending in good faith any such third party claim, the Purchaser shall not settle or compromise such third party claim. If the Sellers does not so elect to defend any such third party claim, the Purchaser shall have no obligation to do so.

ARTICLE V
Labor and Employment Matters

SECTION 5.1. Purchaser's Employment Decisions. Purchaser shall not be required to offer employment to any persons who are employed in the Business immediately prior to Closing unless pursuant to a written agreement between the Purchaser and such persons. Sellers agrees to indemnify (as set forth above) Purchaser against any and all claims by employees or former employees of Seller.

ARTICLE VI
General Provisions

SECTION 6.1. Survival of Representations, Warranties and Agreements. All representations, warranties and agreements in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Closing until the expiration of three years from the Closing Date, and, thereafter, to the extent a claim is made prior to such expiration with respect to any breach of such representation, warranty or agreement, until such claim is finally determined or settled.

SECTION 6.2. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

SECTION 6.3. Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

SECTION 6.4. Expenses. All costs and expenses incurred by Purchaser or Sellers in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs.

SECTION 6.5. Governing Law. This Agreement shall be governed in all respects, including validity, interpretation and effect, by the internal laws of the State of Texas.

SECTION 6.6. Limitation of Liability. Each Seller and the Purchaser acknowledge that Subsection N of Section 33 of the Texas Securities Act (entitled Limitation of Liability in Small Business Issuances) limits the potential liability of a person who has been engaged to provide services relating to offers of securities such as the issuance of the Shares by the Purchaser to the Sellers to three times the fee paid by the issuer or other seller to the person for the services, unless the trier of fact finds the person engaged in intentional wrongdoing in providing the services. Each Seller and the Purchaser agree that this limitation of potential liability shall apply to this offering of the Shares and that this required disclosure was provided.

SECTION 6.7. Advice to Obtain Independent Counsel. The Purchaser has advised each Seller to seek the advice of legal counsel prior to signing this Agreement. The parties hereto acknowledge, warrant and represent that (a) they have relied solely on their own judgment and that of their attorneys and representatives regarding the consideration for, and the terms of this Agreement, (b) they have been given a reasonable period to consider this Agreement, (c) they have read and understand this Agreement, (d) they understand that this Agreement includes obligations binding upon them, and (e) no statements made by the Purchaser, or any other Seller have in any way coerced or unduly influenced the execution of this Agreement or any other document contemplated by this Agreement. Each Seller acknowledges that David Allen Wood, P.C. and David A. Wood have represented only the Purchaser, rather than any Seller or other person in connection with the negotiation and preparation of this Agreement and any other document contemplated by this Agreement and that each Seller has been advised by David Allen Wood, P.C. and the Purchaser to obtain independent legal counsel regarding the legal, tax and other consequences of this Agreement.

IN WITNESS WHEREOF, Purchaser and Sellers have executed this Agreement as of the date first written above.

PURCHASER

4-G Paintball, Inc.

By: ______________________
J. Howard Hill, CEO

SELLERS

____
Name: Gerald Joseph P. Garcia

____
Name: Richard Christopher P. Garcia

____
Name: Silvana Alicia Garcia

____
Name: Daysi Elizabeth Garcia

Schedule 1.1(a)

Schedule of Assets

(a) Equipment Owned by Sellers. All of Sellers' right, title and interest in and to the equipment, machinery, supplies, tools, books, reports and records and all other tangible personal property owned by Sellers (the "Owned Assets") and used or usable in the conduct of the Business wherever located and whether or not described or referred to herein, including but not limited to the assets listed on this Schedule 1.1(a);

(b) Equipment Leased by Sellers. All of Sellers' right, title and interest in and to the leases pursuant to which Sellers leases the equipment described on Schedule 1.2(a) attached hereto (the "Leased Assets");

(c) Fixtures and Leasehold Improvements. All of Sellers' fixtures, leasehold improvements and other fixed assets owned by Sellers and used in the Business;

(d) Inventory. All inventory of goods and merchandise owned by Sellers and used or useable in the conduct of the Business (including raw materials, work-in-progress, finished goods, supplies in store, maintenance items and parts (which hereinafter shall sometimes be collectively referred to as the "Inventory")) on the Closing Date;

(e) Leases, Contracts and Commitments. All of Sellers' right, title and interest in and to the leases, contracts, agreements and commitments listed on Schedule 1.2(a) and no others;

(f) Cash and Accounts Receivable. Cash and accounts receivable held by Sellers related to or arising from the Business as of the close of business on the Closing Date;

(g) Licenses. All transferable licenses, permits, certificates and authorizations relating to the Business operations of Sellers;

(h) Name. All of Sellers' right, title and interest in and to the use of the name "B*Slap Gear" and any variant thereof; and

(i) Other. Any other tangible property or right of Sellers used in the Business (the items in (a) through (h) hereof hereinafter collectively referred to as the "Assets");

Schedule of Equipment (1.1a)
B*Slap Gear Equipment Inventory

Description	Cost
3 Tables	$146.00
Walkie Talkies (Set)	$72.00
Cash Box	$8.00
Stamp Kit	$10.00
100ft Cord	$6.50
Whistles	$9.00
Arm Bands	$40.00
Software	$300.00
2 Easy-Ups	$400.00
Displays:	$1,400.00
*2 Mannequins	
*calculators	
*stand up	
*wire mesh	
*chairs	
*register	
*monitor	
*racks	

Total	$2,391.50

Schedule of Inventory (1.1d)
B*Slap Gear Merchandise Inventory

Description	Size	Qty	Cost	Subtotal
Pink B*Slap Girl Tee	S	5	$8.00	$40.00
	M	5	$8.00	$40.00
	L	3	$8.00	$24.00
Red/White B*Slap Girl Tee	S	4	$8.50	$34.00
	M	0	$8.50	$0.00
	L	0	$8.50	$0.00
Blue/White B*Slap Girl Tee	S	0	$8.50	$0.00
	M	2	$8.50	$17.00
	L	0	$8.50	$0.00
Black "Represent" Beanies		7	$4.00	$28.00
Gray "Represent" Beanies		3	$4.00	$12.00
Navy B*Slap Girl Visors		3	$4.00	$12.00
White B*Slap Girl Visors		11	$4.00	$44.00
Black "Represent" Visors		3	$4.00	$12.00
Khaki "Represent" Visors		6	$4.00	$24.00
Red "Represent" Baseball Caps		5	$4.00	$20.00
Blue "Represent" Basebal Caps		6	$4.00	$24.00
Blue "Represent" Trucker Hats		6	$4.00	$24.00
Pink "Represent" Trucker Hats		5	$4.00	$20.00
Gray "Eplicit" T-Shirts	S	5	$4.30	$21.50
	M	4	$4.30	$17.20
	L	5	$4.30	$21.50
	XL	5	$4.30	$21.50
Black "Eplicit" T-Shirts	S	5	$4.30	$21.50
	M	4	$4.30	$17.20
	L	6	$4.30	$25.80
	XL	7	$4.30	$30.10
Red "Iron Cross" T-Shirts	S	0	$6.20	$0.00
	M	8	$6.20	$49.60
	L	5	$6.20	$31.00
	XL	2	$6.20	$12.40
Blue "Iron Cross" T-Shirts	S	0	$6.20	$0.00
	M	3	$6.20	$18.60
	L	3	$6.20	$18.60
	XL	0	$6.20	$0.00
Black "Iron Cross" T-Shirts	S	1	$6.20	$6.20
	M	2	$6.20	$12.40
	L	0	$6.20	$0.00
	XL	4	$6.20	$24.80
Orange "B*Slap Factory" T-Shirts	S	8	$5.00	$40.00
	M	5	$5.00	$25.00
	L	1	$5.00	$5.00
	XL	0	$5.00	$0.00
Brown "B*Slap Factory" T-Shirts	S	2	$5.00	$10.00
	M	0	$5.00	$0.00
	L	3	$5.00	$15.00

	XL	3	$5.00	$15.00
Black "Losing Sucks" T-Shirts	S	5	$4.30	$21.50
	M	5	$4.30	$21.50
	L	5	$4.30	$21.50
	XL	4	$4.30	$17.20
Light Blue "Losing Sucks" T-Shirts	S	3	$4.30	$12.90
	M	6	$4.30	$25.80
	L	7	$4.30	$30.10
	XL	4	$4.30	$17.20

Total	$1,002.60

B*SLAP GEAR – Event Sales Average

Average Product Breakdown:

Product:	Retail:	Cost:	Avg. Profit:
T-Shirts	$17.00	$5.00	$12.00
Baseball Hats:	$18.00	$4.00	$14.00
Trucker Hats:	$18.00	$4.00	$14.00
Bandanas:	$12.00	$3.50	$8.50
Hooded Sweatshirt:	$37.00	$16.00	$21.00
Beanies:	$16.00	$4.00	$12.00

Average Tournament Sales:

Product:	Avg. Qty. Sold:	Avg. Profit:	Sub Total:
T-Shirts	180	$12.00	$2160.00
Baseball Hats	20	$14.00	$280.00
Trucker Hats	20	$14.00	$280.00
Bandanas	40	$8.50	$340.00
Hooded Sweatshirt	20	$21.00	$420.00
Beanies	30	$12.00	$360.00

Total excluding event labor staff: **$3840.00 per event**

6 Scheduled Events (5 APX, 1 Bunkerfest): **$23,040 annual avg.**

- Wholesale purchases not included.
- Team purchases not included.

Schedule 1.1(a)(g) and (h)

LICENSES AND NAMES TRANSFER AGREEMENT

This is a **Transfer Agreement** ("Agreement") by and between **Gerald J. Garcia, Silvana A. Garcia, Richard D. Garcia, and Daysi E. Garcia** (collectively "Transferor" or "Transferors") and **4-G Paintball, Inc.** ("Transferee"), a corporation organized and existing under the laws of the State of Texas.

BACKGROUND RECITALS:

TRANSFERORS are the current registrants of the domain names bslap.com and texasballers.com and the administrative, technical and billing contacts (the "Domain Names"), as well as the assumed names "B*Slap Gear" and "APX" (the "Assumed Names"), more fully described in the attached Exhibit A, all of which TRANSFERORS have agreed to transfer to TRANSFEREE as required by the Asset Purchase Agreement executed between the parties and their affiliates on June 7, 2004, and

THE PARTIES FURTHER AGREE AS FOLLOWS:

1.0 ASSIGNMENTS

TRANSFERORS hereby assigns to TRANSFEREE all of their rights, titles and interests in and to the Domain Names and the Assumed Names, and any trademarks, service marks, and goodwill associated with the Domain Names and Assumed Names (the "Rights"). TRANSFERORS represent and warrant that no third party has any rights in and to the Domain Names, Assumed Names, or Rights and TRANSFERORS indemnify and hold TRANSFEREE harmless for any breach of this representation and warranty.

2.0 TRANSFER PROCEDURES

TRANSFERORS will assist TRANSFEREE with the process of transferring the Domain Names, Assumed Names and Rights from TRANSFERORS to TRANSFEREE by completing and filing any required agreements and by following the required procedures to transfer the Domain Names registrations and Assumed Names (including without limitation filing any termination or abandonment agreements). The parties will work together to complete the Domain Names and Assumed Names and Rights transfers. The parties understand that their joint cooperation will be required to effect the transfers, that it may require some time and effort by both parties to complete the transfer process.

3.0 GENERAL PROVISIONS

3.1 This Agreement shall in all respects be interpreted, construed in accordance with, and governed by the internal laws of the State of Texas, without regard to the rules on conflict of laws.

3.2 This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing and signed by each of the parties to this Agreement.

3.3 Any notice required or permitted by this Agreement shall be in writing and shall be sent by prepaid express courier, certified, or registered mail addressed to the other parties at the addresses

shown below or at such other address for which such party gives notice hereunder. Such notice shall be deemed to have been given on the date of actual receipt.

3.4 If any provision or provisions of this Agreement shall be held to be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

3.5 Any party may freely assign or otherwise transfer this Agreement at any time, and this Agreement shall be binding upon and inure to the benefit of the parties hereto, their successors, and assigns.

3.6 This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

3.7 No party, nor their agents or representatives, shall make any public announcement of, or otherwise disclose or discuss, the details of this Agreement except as otherwise required by applicable law.

3.8 If any party is required to give its consent in order for any other party to take some action under this Agreement, the required consent shall not be unreasonably withheld.

3.9 The attached Exhibit A is included by reference in this Agreement.

IN WITNESS WHEREOF, TRANSFERORS and TRANSFEREE hereby execute this Agreement in their respective names or by their duly authorized officers, effective as of the date of the latter acceptance below.

TRANSFERORS

_______________ Date: 6-14-04
Gerald J. Garcia
7209 Maplewood Drive, Rowlett TX 75089

_______________ Date: 6/14/04
Silvana A. Garcia
7209 Maplewood Drive, Rowlett TX 75089

_______________ Date: 6-14-04
Richard D. Garcia
7206 Maplewood Drive, Rowlett TX 75089

_______________ Date: 6/14/04
Daysi E. Garcia
7206 Maplewood Drive, Rowlett TX 75089

TRANSFEREE

4-G Paintball, Inc.

By: _______________

Name: Andrew Deignan

Title: VP Operations

Address: 7209 Maplewood Dr.

Address: Rowlett TX 75089

Date: 6/14/04

Exhibit A
to
Schedule 1.1(a)(g) and (h)

LICENSES AND NAMES TRANSFER AGREEMENT

Internet domain names

bslap.com
bslapgear.com
txballers.com
texasballers.com

Administrative, technical and billing contacts

Attached, Technical contact is with hosting company.

Assumed Names

"B*Slap Gear"
"APX"

Registration and WHOIS Service Provided By: directNIC.com

Intercosmos Media Group, Inc. provides the data in the directNIC.com Registrar WHOIS database for informational purposes only. The information may only be used to assist in obtaining information about a domain name's registration record.

directNIC makes this information available "as is," and does not guarantee its accuracy.

Registrant:
BSlap Gear
7206 Maplewood Dr
Rowlett, TX 75089
US
214.437.0913

Domain Name: BSLAP.COM

Administrative Contact:
Garcia, Richard scribbler2001@aol.com
7206 Maplewood Dr
Rowlett, TX 75089
US
214.437.0913

Technical Contact:
Stewart, Jel JelStewart@LiquidJel.com
6399 Morningstar Blvd
The Colony, TX 75056
US
214.682.6143

Record last updated 12-07-2003 12:03:25 PM
Record expires on 12-30-2004
Record created on 12-30-2002

Domain servers in listed order:
NS1.ASPINTECH.COM 216.240.150.80
NS2.ASPINTECH.COM 216.240.150.81

Registration and WHOIS Service Provided By: directNIC.com

Intercosmos Media Group, Inc. provides the data in the directNIC.com Registrar WHOIS database for informational purposes only. The information may only be used to assist in obtaining information about a domain name's registration record.

directNIC makes this information available "as is," and does not guarantee its accuracy.

Registrant:
4-G Paintball, Inc.
7209 Maplewod Dr
Rowlett, TX 75089
US
469.576.3343

Domain Name: BSLAPGEAR.COM

Administrative Contact:
Garcia, Gerald ContactUs@4GPaintball.com
7209 Maplewod Dr
Rowlett, TX 75089
US
469.576.3343

Technical Contact:
Stewart, Jel JelStewart@LiquidJel.com
6399 Morningstar Blvd
The Colony, TX 75056
US
214.682.6143

Record last updated 06-17-2004 03:01:47 PM
Record expires on 10-31-2004
Record created on 10-31-2003

Domain servers in listed order:
NS1.ASPINTECH.COM 216.240.150.80
NS2.ASPINTECH.COM 216.240.150.81

Registration and WHOIS Service Provided By: directNIC.com

Intercosmos Media Group, Inc. provides the data in the directNIC.com Registrar WHOIS database for informational purposes only. The information may only be used to assist in obtaining information about a domain name's registration record.

directNIC makes this information available "as is," and does not guarantee its accuracy.

Registrant:
4-G Paintball, Inc.
800 E Campbell
Ste 199
Richardson, TX 75081
US
972.680.5122

Domain Name: BSLAP.COM

Administrative Contact:
Garcia, Gerald Gerald.Garcia@4GPaintball.com
800 E Campbell
Ste 199
Richardson, TX 75081
US
972.680.5122

Technical Contact:
Stewart, Jel Jel.Stewart@4GPaintball.com
800 E Campbell
Ste 199
Richardson, TX 75081
US
972.680.5123

Record last updated 09-17-2004 12:22:17 PM
Record expires on 12-30-2004
Record created on 12-30-2002

Domain servers in listed order:
NS1.ASPINTECH.COM 216.240.150.80
NS2.ASPINTECH.COM 216.240.150.81

Registration and WHOIS Service Provided By: directNIC.com

Intercosmos Media Group, Inc. provides the data in the directNIC.com Registrar WHOIS database for informational purposes only. The information may only be used to assist in obtaining information about a domain name's registration record.

directNIC makes this information available "as is," and does not guarantee its accuracy.

Registrant:
4-G Paintball, Inc.
7209 Maplewod Dr
Rowlett, TX 75089
US
469.576.3343

Domain Name: TEXASBALLERS.COM

Administrative Contact:
Garcia, Gerald ContactUs@4GPaintball.com
7209 Maplewod Dr
Rowlett, TX 75089
US
469.576.3343

Technical Contact:
Stewart, Jel JelStewart@LiquidJel.com
6399 Morningstar Blvd
The Colony, TX 75056
US
214.682.6143

Record last updated 06-17-2004 03:03:32 PM
Record expires on 08-13-2004
Record created on 08-13-2003

Domain servers in listed order:
NS1.ASPINTECH.COM 216.240.150.80
NS2.ASPINTECH.COM 216.240.150.81

Registration and WHOIS Service Provided By: directNIC.com

Intercosmos Media Group, Inc. provides the data in the directNIC.com Registrar WHOIS database for informational purposes only. The information may only be used to assist in obtaining information about a domain name's registration record.

directNIC makes this information available "as is," and does not guarantee its accuracy.

Registrant:
4-G Paintball, Inc.
7209 Maplewod Dr
Rowlett, TX 75089
US
469.576.3343

Domain Name: TXBALLERS.COM

Administrative Contact:
Garcia, Gerald ContactUs@4GPaintball.com
7209 Maplewod Dr
Rowlett, TX 75089
US
469.576.3343

Technical Contact:
Stewart, Jel JelStewart@LiquidJel.com
6399 Morningstar Blvd
The Colony, TX 75056
US
214.682.6143

Record last updated 06-17-2004 03:03:45 PM
Record expires on 08-18-2004
Record created on 08-18-2003

Domain servers in listed order:
NS1.ASPINTECH.COM 216.240.150.80
NS2.ASPINTECH.COM 216.240.150.81

Corporations Section
P.O.Box 13697
Austin, Texas 78711-3697

Geoffrey S. Connor
Secretary of State

Office of the Secretary of State

June 22, 2004

Christy McMillan
800 E. Campbell Rd., Ste. 199
Richardson, TX 75081 USA

RE: 4-G Paintball, Inc.
File Number: 800345417

ASSUMED NAME:
B*Slap Gear

FILE DATE: 06/21/2004

The assumed name certificate for the referenced entity has been filed in this office. This letter may be used as evidence of the filing and payment of the filing fee.

In addition to filing with the Secretary of State, Chapter 36 of the Texas Business and Commerce Code requires filing of the assumed name certificate with the county clerk in the counties in which the registered office and the principal office of the entity are located.

If we can be of further service at any time, please let us know.

Sincerely,

Corporations Section
Business & Public Filings Division

Enclosure

Corporations Section
P.O.Box 13697
Austin, Texas 78711-3697

Geoffrey S. Connor
Secretary of State

Office of the Secretary of State

CERTIFICATE OF FILING OF

4-G Paintball, Inc.
Filing Number: 800345417
Assumed Name:
B*Slap Gear

The undersigned, as Secretary of State of Texas, hereby certifies that the assumed name certificate for the above named entity has been received in this office and filed as provided by law on the date shown below.

ACCORDINGLY the undersigned, as Secretary of State, and by virtue of the authority vested in the Secretary by law hereby issues this Certificate of Filing.
Dated: 06/21/2004

Effective: 06/21/2004

Geoffrey S. Connor
Secretary of State

Office of the Secretary of State
Corporations Section
P.O. Box 13697
Austin, Texas 78711-3697

FILED
In the Office of the
Secretary of State of Texas
JUN 21 2004
Corporations Section

ASSUMED NAME CERTIFICATE FOR FILING WITH THE SECRETARY OF STATE

1. The name of the corporation, limited liability company, limited partnership, or registered limited liability partnership as stated in its articles of incorporation, articles of organization, certificate of limited partnership, application for certificate of authority or comparable document is

4-G Paintball, Inc.

2. The assumed name under which the business or professional service is or is to be conducted or rendered is

B* Slap Gear

3. The state, country, or other jurisdiction under the laws of which it was incorporated, organized or associated is Texas and the address of its registered or similar office in that jurisdiction is

7209 Maplewood Dr. Rowlett, TX 75089

4. The period, not to exceed 10 years, during which the assumed name will be used is

(10) ten years

5. The entity is a (check one):

A.

- [X] Business Corporation
- [ ] Professional Corporation
- [ ] Limited Liability Company
- [ ] Registered Limited Liability Partnership
- [ ] Non-Profit Corporation
- [ ] Professional Association
- [ ] Limited Partnership

B. If the entity is some other type business, professional or other association that is incorporated, please specify below (e.g., bank, savings and loan association, etc.)

N/A

6. If the entity is required to maintain a registered office in Texas, the address of the registered office is 7209 Maplewood Dr. Rowlett, TX 75089 and the name of its registered agent at such address is Silvana Garcia

The address of the principal office (if not the same as the registered office) is

800 E Campbell Road Suite 179 Richardson TX 75081

7. If the entity is not required to or does not maintain a registered office in Texas, the office address in Texas is ______________________

N/A

and if the entity is not incorporated, organized or associated under the laws of Texas, the address of its place of business in Texas is ______________________

N/A

and the office address elsewhere is ______________________

N/A

8. The county or counties where business or professional services are being or are to be conducted or rendered under such assumed name are (if applicable, use the designation "ALL" or "ALL EXCEPT")

ALL

____

9. The undersigned, if acting in the capacity of an attorney-in-fact of the entity, certifies that the entity has duly authorized the attorney-in-fact in writing to execute this document.

By ______________________
Signature of officer, general partner, manager, representative or attorney-in-fact of the entity

NOTE

This form is designed to meet statutory requirements for filing with the secretary of state and is not designed to meet filing requirements on the county level. Filing requirements for assumed name documents to be filed with the county clerk differ. Assumed name documents filed with the county clerk are to be executed and acknowledged by the filing party, which requires that the document be notarized.

Form No. 503
Revised 9/99

Corporations Section
P.O.Box 13697
Austin, Texas 78711-3697

Geoffrey S. Connor
Secretary of State

Office of the Secretary of State
Packing Slip

June 22, 2004

Christy McMillan
800 E. Campbell Rd.
Ste. 199
Richardson, TX 75081

Batch Number: 6307940
Client ID: 89734273

Batch Date: 06-21-2004
Return Method: Fax and Mail
9723910008
Phone No: 4694714061

Document Number	Document Detail	Filing Number / Name	Page Count	Fee
63079400002	Certificate of Assumed Business Name	4-G Paintball, Inc.	0	$25.00
63079400002	Expedited	4-G Paintball, Inc.	0	$25.00
63079400003	Certificate of Assumed Business Name	4-G Paintball, Inc.	0	$25.00
63079400003	Expedited	4-G Paintball, Inc.	0	$25.00
			Total Document Fees	**$100.00**

Payment Type	Payment Status	Payment Reference	Amount
Check	Received	6923	$100.00
		Total Payments Received	**$100.00**
		Total Amount Charged to Client Account	$0.00
		Total Amount Credited to Client Account	$0.00

Note: This is not a bill. Please do not send any payments until the monthly statement is received.
Any amount credited to Client Account may be refunded upon request.
Refunds (if applicable) will be processed within 10 business days.
Acknowledgement of Filing Document(s) (if present) is attached.

Corporations Section
P.O.Box 13697
Austin, Texas 78711-3697

Geoffrey S. Connor
Secretary of State

Office of the Secretary of State

CERTIFICATE OF FILING
OF

4-G Paintball, Inc.
Filing Number: 800345417
Assumed Name:
B*Slap Gear

The undersigned, as Secretary of State of Texas, hereby certifies that the assumed name certificate for the above named entity has been received in this office and filed as provided by law on the date shown below.

ACCORDINGLY the undersigned, as Secretary of State, and by virtue of the authority vested in the Secretary by law hereby issues this Certificate of Filing.
Dated: 06/21/2004

Effective: 06/21/2004

Geoffrey S. Connor
Secretary of State

The State of Texas

Corporations Section
P.O. Box 13697
Austin, Texas 78711-3697

Office of the Secretary of State

Phone: 512-936-6618
Fax: 512-463-5709
TTY (800) 735-2989
www.sos.state.tx.us

6/22/04 1:50:48 PM

FAX TRANSMITTAL

TO:	Christy McMillan	FROM:	Texas Secretary of State - Corp. Division
COMPANY:			
FAX:	9723910008	FAX:	(512) 463-5709
PHONE:	4694714061	PHONE:	

Notes:
Document Number: 63079400003
Entity Name: 4-G Paintball, Inc.
Attached is the certificate evidencing the filing of the above referenced document. If there is any problem with the transmission , please call 512-475-2144. The original and any copies will be mailed per your instructions. Please allow 3 to 7 business days for receipt.

TOTAL NUMBER OF PAGES INCLUDING THIS COVER SHEET: 2

IF YOU DO NOT RECEIVE ALL PAGES
PLEASE CALL AS SOON AS POSSIBLE

Office of the Secretary of State
Corporations Section
P.O. Box 13697
Austin, Texas 78711-3697

ASSUMED NAME CERTIFICATE FOR FILING WITH THE SECRETARY OF STATE

1. The name of the corporation, limited liability company, limited partnership, or registered limited liability partnership as stated in its articles of incorporation, articles of organization, certificate of limited partnership, application for certificate of authority or comparable document is

   4-G Paintball, Inc.

2. The assumed name under which the business or professional service is or is to be conducted or rendered is

   B* Slap Gear

3. The state, country, or other jurisdiction under the laws of which it was incorporated, organized or associated is Texas and the address of its registered or similar office in that jurisdiction is

   7209 Maplewood Dr. Rowlett, TX 75089

4. The period, not to exceed 10 years, during which the assumed name will be used is

   (10) ten years

5. The entity is a (check one):

   A.
   - [x] Business Corporation
   - [ ] Professional Corporation
   - [ ] Limited Liability Company
   - [ ] Registered Limited Liability Partnership
   - [ ] Non-Profit Corporation
   - [ ] Professional Association
   - [ ] Limited Partnership

   B. If the entity is some other type business, professional or other association that is incorporated, please specify below (e.g., bank, savings and loan association, etc.)

   N/A

6. If the entity is required to maintain a registered office in Texas, the address of the registered office is 7209 Maplewood Dr. Rowlett, TX 75089 and the name of its registered agent at such address is Silvana Garcia

   The address of the principal office (if not the same as the registered office) is

   800 E Campbell Road Suite 199 Richardson. TX 75081

7. If the entity is not required to or does not maintain a registered office in Texas, the office address in Texas is ______ N/A ______

and if the entity is not incorporated, organized or associated under the laws of Texas, the address of its place of business in Texas is ______ N/A ______

and the office address elsewhere is ______ N/A ______

8. The county or counties where business or professional services are being or are to be conducted or rendered under such assumed name are (if applicable, use the designation "ALL" or "ALL EXCEPT")

ALL

9. The undersigned, if acting in the capacity of an attorney-in-fact of the entity, certifies that the entity has duly authorized the attorney-in-fact in writing to execute this document.

By ______________________
Signature of officer, general partner, manager, representative or attorney-in-fact of the entity

NOTE

This form is designed to meet statutory requirements for filing with the secretary of state and is not designed to meet filing requirements on the county level. Filing requirements for assumed name documents to be filed with the county clerk differ. Assumed name documents filed with the county clerk are to be executed and acknowledged by the filing party, which requires that the document be notarized.

---------- EXECUTE THIS FORM IN DUPLICATE ----------

OFFICE OF CYNTHIA FIGUEROA CALHOUN, COUNTY CLERK, DALLAS COUNTY, TEXAS

509 Main Street, Dallas, Texas 75202

WITHDRAWAL NOTICE OF AN ASSUMED NAME

NOTICE: This "CERTIFICATE OF WITHDRAWAL," properly executed is to be filed immediately with the County Clerk, as provided by Law

790864

NAME OF BUSINESS BEING ABANDONED

APX (print or type)

4693414 06/29/04 $15.50 Assumed N

Business Address: 7809 Maplewood Dr. Rowlett

City: Rowlett State: Texas Zip Code: 75089

1. Give Date original Assumed Name was filed in this office: 6/17/04

2. Name other filing offices, if any, where you filed the same Assumed Name: ______

Each of the undersigned has this day withdrawn from or disposed of his interest in the above mentioned business and is no longer connected with same, and will not be responsible for debts contracted by said business after the filing of this Withdrawal Notice as prescribed by law.

Name: Silvana Garcia (print or type) Signature: [signature]
Address: 7809 Maplewood Dr. Rowlett TX Zip Code: 75089

Name: Gerald Garcia (print or type) Signature: [signature]
Address: 7809 Maplewood Dr. Rowlett TX Zip Code: 75089

Name: Daysi Garcia (print or type) Signature: [signature]
Address: 7806 Maplewood Dr. Rowlett TX Zip Code: 75089

Name: Richard Garcia (print or type) Signature: [signature]
Address: 7806 Maplewood Dr. Rowlett TX Zip Code: 75089

Name: ______ (print or type) Signature: ______
Address: ______ Zip Code: ______

THE STATE OF TEXAS)
(
COUNTY OF DALLAS)

BEFORE ME, THE UNDERSIGNED AUTHORIZED, on this day personally appeared Silvana Garcia, Gerald Garcia, Daysi Garcia + Richard Garcia known to me to be the persons whose names is/are subscribed to the foregoing instrument of writing and acknowledged to me that They executed the same for the purposes and considerations therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, on June 16, 2004, 20 04

CYNTHIA C. BRYANT
NOTARY PUBLIC STATE OF TEXAS
COMMISSION EXPIRES:
SEPTEMBER 14, 2004

CYNTHIA FIGUEROA CALHOUN, COUNTY CLERK

By: Cynthia C. Bryant
~~Deputy~~

Notary Public in and for State of Texas

Form No 425 (Rev. 8-29-77)

OFFICE OF CYNTHIA FIGUEROA CALHOUN, COUNTY CLERK, DALLAS COUNTY, TEXAS
500 MAIN STREET, DALLAS, TEXAS 75202

ASSUMED NAME RECORDS

CERTIFICATE OF OWNERSHIP FOR UNINCORPORATED BUSINESS OR PROFESSION

NOTICE: "CERTIFICATES OF OWNERSHIP" ARE VALID ONLY FOR A PERIOD NOT TO EXCEED 10 YEARS FROM THE DATE FILED IN THE COUNTY CLERK'S OFFICE. (Chapter 36, Sect. 1, Title 4- Business and Commerce Code)

(This certificate properly executed is to be filed immediately with the County Clerk)

NAME IN WHICH BUSINESS IS OR WILL BE CONDUCTED 786947

APX
(print or type)

BUSINESS ADDRESS 7209 Maplewood Dr

CITY Rowlett STATE Texas ZIP CODE 75089

PERIOD (not to exceed 10 years) DURING WHICH ASSUMED NAME WILL BE USED: 10 yrs

BUSINESS IS TO BE CONDUCTED AS (Check Which One)
- ☐ Proprietorship
- ☐ Sole Practitioner
- ☐ Joint Venture
- ☑ General Partnership
- ☐ Limited Partnership
- ☐ Real Estate Investment Trust
- ☐ Joint Stock Company
- ☐ Other (name type)

CERTIFICATE OF OWNERSHIP

I/We, the undersigned, are the owner ____ of the above business and my/our name ____ and address ____ given is/are true and correct, and there is/are no ownership(s) in said business other than those listed herein below.

NAMES OF OWNERS

NAME Silvana Garcia (print or type) SIGNATURE [signature]
Address 7209 Maplewood Dr. Rowlett TX (Residence) Zip Code 75089

NAME Daysi Garcia (print or type) SIGNATURE [signature]
Address 7206 Maplewood Dr. Rowlett TX (Residence) Zip Code 75089

NAME Gerald Garcia (print or type) SIGNATURE [signature]
Address 7209 Maplewood Dr. Rowlett TX (Residence) Zip Code 75089

NAME Richard Garcia (print or type) SIGNATURE [signature]
Address 7206 Maplewood Dr. Rowlett TX (Residence) Zip Code 75089

NAME ____ (print or type) SIGNATURE ____
Address ____ (Residence) Zip Code ____

THE STATE OF TEXAS
COUNTY OF DALLAS

BEFORE ME, THE UNDERSIGNED AUTHORITY, on this day personally appeared Silvana Garcia, Daysi Garcia, Gerald Garcia, + Richard Garcia

known to me to be the persons whose names ____ is/are subscribed to the foregoing instrument and acknowledged to me that ____ they ____ is/are the owner(s) of the above-named business and that ____ they ____ signed the same for the purpose and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, on June 10, 2004 [signature] 20 04

CYNTHIA FIGUEROA CALHOUN, COUNTY CLERK

By ____ Deputy

CYNTHIA C. BRYANT
NOTARY PUBLIC STATE OF TEXAS
COMMISSION EXPIRES:
SEPTEMBER 14, 2004

[signature]

Form No. 424 (Rev. 2-03)

---------- EXECUTE THIS FORM IN TRIPLICATE ----------

OFFICE OF CYNTHIA FIGUEROA CALHOUN, COUNTY CLERK, DALLAS COUNTY, TEXAS

509 Main Street, Dallas, Texas 75202

ASSUMED NAME CERTIFICATE FOR AN INCORPORATED BUSINESS OR PROFESSION

NOTICE: "CERTIFICATES" ARE VALID FOR A PERIOD NOT TO EXCEED 10 YEARS FROM THE DATE FILED IN THE COUNTY CLERK'S OFFICE (chapter 36, sect. 1, title 4 business and commerce code).
(This certificate properly executed is to be filed immediately with the county clerk)

NAME UNDER WHICH BUSINESS OR PROFESSIONAL SERVICES IS OR WILL BE CONDUCTED

APX
(print or type)

Address: 7209 MAPLEWOOD DRIVE
City: ROWLETT State: TX Zip Code: 75089

1. The name of the incorporated business or profession as stated in its Articles of Incorporation or comparable document is: 4G PAINTBALL, INC.

2. The state, county, or other jurisdiction under the laws of which it was incorporated is: TEXAS, and the address of its registered or similar office in that jurisdiction is: 7209 MAPLEWOOD DRIVE ROWLETT, TX 75089

3. The period, not to exceed 10 years, during which this assumed name would be used, is: (10) TEN YEARS

4. The corporation is a (circle one) business corporation, non-profit corporation, professional corporation, professional association or other type of business (specify): N/A

or other type of incorporated business, professional or other association or legal entity (specify): N/A

5. If the corporation is required to maintain a registered office in Texas, the address of the registered office is: 7209 MAPLEWOOD DRIVE ROWLETT, TX 75089
and the name of its registered agent at such address is.
The address of the principal office (if not the same as the registered office) is: 800 E. CAMPBELL RD. SUITE 199 RICHARDSON, TX 75081

6. If the corporation is not required to or does not maintain a registered office in Texas, the office address in Texas is: N/A
and the office address elsewhere is: N/A

7. The county or counties were business or professional services are being or are to be conducted or rendered under such assumed name are (if applicable, use the designation "all" or "all except ALL).

8. If this instrument is executed by the attorney-in-fact, the attorney-in-fact hereby states that he has been duly authorized, in writing, by his principal to execute and acknowledge this instrument.

THE STATE OF TEXAS
COUNTY OF DALLAS

Signature of Officer, representative or attorney-in-fact of the corporation

BEFORE ME, THE UNDERSIGNED AUTHORIZED, on this day personally appeared ____________ known to me to be the person ____________ whose name ____________ is/are subscribed to the foregoing instrument and, under oath, acknowledged to me that ____________ he ____________ signed the same for the purpose and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, on ____________, 20____

CYNTHIA FIGUEROA CALHOUN, COUNTY CLERK
DALLAS COUNTY, TEXAS

By: ____________
Deputy

____
Notary Public in and for State of Texas

Form No 473 (Rev. 10-88)

---------- EXECUTE THIS FORM IN DUPLICATE ----------

OFFICE OF CYNTHIA FIGUEROA CALHOUN, COUNTY CLERK, DALLAS COUNTY, TEXAS
509 Main Street, Dallas, Texas 75202

WITHDRAWAL NOTICE OF AN ASSUMED NAME

NOTICE: This "CERTIFICATE OF WITHDRAWAL," properly executed is to be filed immediately with the County Clerk, as provided by Law

790863

NAME OF BUSINESS BEING ABANDONED

B* Slap Gear (print or type)

4693413 06/29/04 $15.50 Assumed

Business Address: 7209 Maplewood Dr.
City: Rowlett State: Texas Zip Code: 75089

1. Give Date original Assumed Name was filed in this office: 2/19/04

2. Name other filing offices, if any, where you filed the same Assumed Name: NA

Each of the undersigned has this day withdrawn from or disposed of his interest in the above mentioned business and is no longer connected with same, and will not be responsible for debts contracted by said business after the filing of this Withdrawal Notice as prescribed by law.

Name: Silvana Garcia (print or type) Signature: [signature]
Address: 7209 Maplewood Dr. Rowlett TX Zip Code: 75089

Name: Gerald Garcia (print or type) Signature: [signature]
Address: 7209 Maplewood Dr. Rowlett TX Zip Code: 75089

Name: Daysi Garcia (print or type) Signature: [signature]
Address: 7206 Maplewood Dr. Rowlett TX Zip Code: 75089

Name: Richard Garcia (print or type) Signature: [signature]
Address: 7206 Maplewood Dr. Rowlett TX Zip Code: 75089

Name: ____ (print or type) Signature: ____
Address: ____ Zip Code: ____

THE STATE OF TEXAS)
COUNTY OF DALLAS)

BEFORE ME, THE UNDERSIGNED AUTHORIZED, on this day personally appeared Silvana Garcia, Gerald Garcia, Daysi Garcia + Richard Garcia known to me to be the persons whose names is/are subscribed to the foregoing instrument of writing and acknowledged to me that They executed the same for the purposes and considerations therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, on June 16, 2004

CYNTHIA C. BRYAN
NOTARY PUBLIC STATE OF TEXAS
COMMISSION EXPIRES:
SEPTEMBER 14, 2004

CYNTHIA FIGUEROA CALHOUN, COUNTY CLERK

By: Cynthia C Bryant
~~Deputy~~
Notary Public in and for State of Texas

Form No 425 (Rev. 8-29-77)

OFFICE OF CYNTHIA FIGUEROA CALHOUN, COUNTY CLERK, DALLAS COUNTY, TEXAS
500 MAIN STREET, DALLAS, TEXAS 75202

ASSUMED NAME RECORDS
CERTIFICATE OF OWNERSHIP FOR UNINCORPORATED BUSINESS OR PROFESSION

NOTICE: "CERTIFICATES OF OWNERSHIP" ARE VALID ONLY FOR A PERIOD NOT TO EXCEED 10 YEARS FROM THE DATE FILED IN THE COUNTY CLERK'S OFFICE. (Chapter 36, Sect. 1, Title 4- Business and Commerce Code)

(This certificate properly executed is to be filed immediately with the County Clerk)

NAME IN WHICH BUSINESS IS OR WILL BE CONDUCTED

B* Slap Gear (print or type)

BUSINESS ADDRESS 7209 Maplewood Dr.

CITY Rowlett STATE Texas ZIP CODE 75089

PERIOD (not to exceed 10 years) DURING WHICH ASSUMED NAME WILL BE USED: 10 yrs

BUSINESS IS TO BE CONDUCTED AS (Check Which One)
- ☑ General Partnership
- ☐ Joint Stock Company
- ☐ Proprietorship
- ☐ Limited Partnership
- ☐ Other (name type)
- ☐ Sole Practitioner
- ☐ Real Estate Investment Trust
- ☐ Joint Venture

CERTIFICATE OF OWNERSHIP

I/We, the undersigned, are the owner ____ of the above business and my/our name ____ and address ____ given is/are true and correct, and there is/are no ownership(s) in said business other than those listed herein below.

NAMES OF OWNERS

NAME Silvana A. Garcia (print or type) SIGNATURE [signature]
Address 7209 Maplewood Dr Rowlett TX (Residence) Zip Code 75089

NAME Gerald J. Garcia (print or type) SIGNATURE [signature]
Address 7209 Maplewood Dr. Rowlett TX (Residence) Zip Code 75089

NAME Daysi E. Garcia (print or type) SIGNATURE
Address 7206 Maplewood Dr Rowlett TX (Residence) Zip Code 75089

NAME Richard D. Garcia (print or type) SIGNATURE [signature]
Address 7206 Maplewood Dr. Rowlett TX (Residence) Zip Code 75089

NAME ____ (print or type) SIGNATURE ____
Address ____ (Residence) Zip Code ____

THE STATE OF TEXAS
COUNTY OF DALLAS

BEFORE ME, THE UNDERSIGNED AUTHORITY, on this day personally appeared Silvana Garcia, Gerald Garcia, Daysi Garcia and Richard Garcia known to me to be the persons whose names is/are subscribed to the foregoing instrument and acknowledged to me that they is/are the owner(s) of the above-named business and that they signed the same for the purpose and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, on February 19, 20 06

~~CYNTHIA FIGUEROA CALHOUN, COUNTY CLERK~~

CYNTHIA C. BRYANT
NOTARY PUBLIC STATE OF TEXAS

By Cynthia C. Bryant Deputy
[signature]

---------- EXECUTE THIS FORM IN TRIPLICATE ----------

OFFICE OF CYNTHIA FIGUEROA CALHOUN, COUNTY CLERK, DALLAS COUNTY, TEXAS

509 Main Street, Dallas, Texas 75202

ASSUMED NAME CERTIFICATE FOR AN INCORPORATED BUSINESS OR PROFESSION

NOTICE: "CERTIFICATES" ARE VALID FOR A PERIOD NOT TO EXCEED 10 YEARS FROM THE DATE FILED IN THE COUNTY CLERK'S OFFICE (chapter 36, sect. 1, title 4 business and commerce code).
(This certificate properly executed is to be filed immediately with the county clerk)

NAME UNDER WHICH BUSINESS OR PROFESSIONAL SERVICES IS OR WILL BE CONDUCTED

B*Slap Gear
(print or type)

Address: 7209 Maplewood Dr Zip Code: 75089

City: Rowlett State: TX

1. The name of the incorporated business or profession as stated in its Articles of Incorporation or comparable document is: 4-G Paintball, Inc.

2. The state, county, or other jurisdiction under the laws of which it was incorporated is: Texas, and the address of its registered or similar office in that jurisdiction is: 7209 Maplewood Dr Rowlett TX 75089

3. The period, not to exceed 10 years, during which this assumed name would be used, is: (10) ten years

4. The corporation is a (circle one) business corporation (circled), non-profit corporation, professional corporation, professional association or other type of business (specify): n/A

or other type of incorporated business, professional or other association or legal entity (specify): N/A

5. If the corporation is required to maintain a registered office in Texas, the address of the registered office is: 7209 Maplewood Dr Rowlett TX 75089

and the name of its registered agent at such address is.

The address of the principal office (if not the same as the registered office) is: 800 E. CAMPBELL RD, SUITE 199, RICHARDSON, TX 75081

6. If the corporation is not required to or does not maintain a registered office in Texas, the office address in Texas is: N/A,

and the office address elsewhere is: N/A

7. The county or counties were business or professional services are being or are to be conducted or rendered under such assumed name are (if applicable, use the designation "all" or "all except All).

8. If this instrument is executed by the attorney-in-fact, the attorney-in-fact hereby states that he has been duly authorized, in writing, by his principal to execute and acknowledge this instrument.

Signature of Officer, representative or attorney-in-fact of the corporation

THE STATE OF TEXAS
COUNTY OF DALLAS

BEFORE ME, THE UNDERSIGNED AUTHORIZED, on this day personally appeared ____________ known to me to be the person ____________ whose name ____________ is/are subscribed to the foregoing instrument and, under oath, acknowledged to me that ____________ he ____________ signed the same for the purpose and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, on ____________, 20____

CYNTHIA FIGUEROA CALHOUN, COUNTY CLERK
DALLAS COUNTY, TEXAS

By: ____________
Deputy

____
Notary Public in and for State of Texas

Form No 473 (Rev. 10-88)

Corporations Section
P.O.Box 13697
Austin, Texas 78711-3697

Geoffrey S. Connor
Secretary of State

Office of the Secretary of State

June 22, 2004

Christy McMillan
800 E. Campbell Rd., Ste. 199
Richardson, TX 75081 USA

RE: 4-G Paintball, Inc.
File Number: 800345417

ASSUMED NAME:
APX

FILE DATE: 06/21/2004

The assumed name certificate for the referenced entity has been filed in this office. This letter may be used as evidence of the filing and payment of the filing fee.

In addition to filing with the Secretary of State, Chapter 36 of the Texas Business and Commerce Code requires filing of the assumed name certificate with the county clerk in the counties in which the registered office and the principal office of the entity are located.

If we can be of further service at any time, please let us know.

Sincerely,

Corporations Section
Business & Public Filings Division

Enclosure

Corporations Section
P.O.Box 13697
Austin, Texas 78711-3697

Geoffrey S. Connor
Secretary of State

Office of the Secretary of State

CERTIFICATE OF FILING OF

4-G Paintball, Inc.
Filing Number: 800345417
Assumed Name:
APX

The undersigned, as Secretary of State of Texas, hereby certifies that the assumed name certificate for the above named entity has been received in this office and filed as provided by law on the date shown below.

ACCORDINGLY the undersigned, as Secretary of State, and by virtue of the authority vested in the Secretary by law hereby issues this Certificate of Filing.
Dated: 06/21/2004

Effective: 06/21/2004

Geoffrey S. Connor
Secretary of State

Office of the Secretary of State
Corporations Section
P.O. Box 13697
Austin, Texas 78711-3697

ASSUMED NAME CERTIFICATE FOR FILING WITH THE SECRETARY OF STATE

1. The name of the corporation, limited liability company, limited partnership, or registered limited liability partnership as stated in its articles of incorporation, articles of organization, certificate of limited partnership, application for certificate of authority or comparable document is

   4-G PAINTBALL, INC.

2. The assumed name under which the business or professional service is or is to be conducted or rendered is

   APX

3. The state, country, or other jurisdiction under the laws of which it was incorporated, organized or associated is TEXAS and the address of its registered or similar office in that jurisdiction is

   7209 MAPLEWOOD DRIVE ROWLETT, TX 75089

4. The period, not to exceed 10 years, during which the assumed name will be used is

   (10) TEN YEARS

5. The entity is a (check one):

   A.

   - ☑ Business Corporation
   - ☐ Professional Corporation
   - ☐ Limited Liability Company
   - ☐ Registered Limited Liability Partnership
   - ☐ Non-Profit Corporation
   - ☐ Professional Association
   - ☐ Limited Partnership

   B. If the entity is some other type business, professional or other association that is incorporated, please specify below (e.g., bank, savings and loan association, etc.)

   N/A

6. If the entity is required to maintain a registered office in Texas, the address of the registered office is 7209 MAPLEWOOD DRIVE ROWLETT, TX 75089 and the name of its registered agent at such address is SILVANA GARCIA

   The address of the principal office (if not the same as the registered office) is

   800 E Campbell Road Suite 199 Richardson TX 75081

7. If the entity is not required to or does not maintain a registered office in Texas, the office address in Texas is N/A

and if the entity is not incorporated, organized or associated under the laws of Texas, the address of its place of business in Texas is N/A

and the office address elsewhere is N/A

8. The county or counties where business or professional services are being or are to be conducted or rendered under such assumed name are (if applicable, use the designation "ALL" or "ALL EXCEPT")

All

9. The undersigned, if acting in the capacity of an attorney-in-fact of the entity, certifies that the entity has duly authorized the attorney-in-fact in writing to execute this document.

By ______________________
Signature of officer, general partner, manager, representative or attorney-in-fact of the entity

NOTE

This form is designed to meet statutory requirements for filing with the secretary of state and is not designed to meet filing requirements on the county level. Filing requirements for assumed name documents to be filed with the county clerk differ. Assumed name documents filed with the county clerk are to be executed and acknowledged by the filing party, which requires that the document be notarized.

Form No. 503
Revised 9/99

Corporations Section
P.O.Box 13697
Austin, Texas 78711-3697

Geoffrey S. Connor
Secretary of State

Office of the Secretary of State

CERTIFICATE OF FILING OF

4-G Paintball, Inc.
Filing Number: 800345417
Assumed Name:
APX

The undersigned, as Secretary of State of Texas, hereby certifies that the assumed name certificate for the above named entity has been received in this office and filed as provided by law on the date shown below.

ACCORDINGLY the undersigned, as Secretary of State, and by virtue of the authority vested in the Secretary by law hereby issues this Certificate of Filing.
Dated: 06/21/2004

Effective: 06/21/2004

Geoffrey S. Connor
Secretary of State

The State of Texas

Corporations Section
P.O. Box 13697
Austin, Texas 78711-3697

Office of the Secretary of State

Phone: 512-936-6618
Fax: 512-463-5709
TTY (800) 735-2989
www.sos.state.tx.us

FAX TRANSMITTAL

6/22/04 1:50:46 PM

TO:	Christy McMillan	FROM:	Texas Secretary of State - Corp. Division
COMPANY:			
FAX:	9723910008	FAX:	(512) 463-5709
PHONE:	4694714061 -	PHONE:	

Notes:

Document Number: 63079400002
Entity Name: 4-G Paintball, Inc.
Attached is the certificate evidencing the filing of the above referenced document. If there is any problem with the transmission , please call 512-475-2144. The original and any copies will be mailed per your instructions. Please allow 3 to 7 business days for receipt.

TOTAL NUMBER OF PAGES INCLUDING THIS COVER SHEET: 2

⌦IF YOU DO NOT RECEIVE ALL PAGES
PLEASE CALL AS SOON AS POSSIBLE⌫

Office of the Secretary of State
Corporations Section
P.O. Box 13697
Austin, Texas 78711-3697

ASSUMED NAME CERTIFICATE FOR FILING WITH THE SECRETARY OF STATE

1. The name of the corporation, limited liability company, limited partnership, or registered limited liability partnership as stated in its articles of incorporation, articles of organization, certificate of limited partnership, application for certificate of authority or comparable document is

   4-G PAINTBALL, INC.

2. The assumed name under which the business or professional service is or is to be conducted or rendered is

   APX

3. The state, country, or other jurisdiction under the laws of which it was incorporated, organized or associated is TEXAS and the address of its registered or similar office in that jurisdiction is

   7209 MAPLEWOOD DRIVE ROWLETT, TX 75089

4. The period, not to exceed 10 years, during which the assumed name will be used is

   (10) TEN YEARS

5. The entity is a (check one):

   A.

   - ☑ Business Corporation
   - ☐ Professional Corporation
   - ☐ Limited Liability Company
   - ☐ Registered Limited Liability Partnership
   - ☐ Non-Profit Corporation
   - ☐ Professional Association
   - ☐ Limited Partnership

   B. If the entity is some other type business, professional or other association that is incorporated, please specify below (e.g., bank, savings and loan association, etc.)

   N/A

6. If the entity is required to maintain a registered office in Texas, the address of the registered office is 7209 MAPLEWOOD DRIVE ROWLETT, TX 75089 and the name of its registered agent at such address is SILVANA GARCIA

   The address of the principal office (if not the same as the registered office) is

   800 E Campbell Road Suite 199 Richardson TX 75081

7. If the entity is not required to or does not maintain a registered office in Texas, the office address in Texas is N/A

and if the entity is not incorporated, organized or associated under the laws of Texas, the address of its place of business in Texas is N/A

and the office address elsewhere is N/A

8. The county or counties where business or professional services are being or are to be conducted or rendered under such assumed name are (if applicable, use the designation "ALL" or "ALL EXCEPT")

All

9. The undersigned, if acting in the capacity of an attorney-in-fact of the entity, certifies that the entity has duly authorized the attorney-in-fact in writing to execute this document.

By ______________________
Signature of officer, general partner, manager, representative or attorney-in-fact of the entity

NOTE

This form is designed to meet statutory requirements for filing with the secretary of state and is not designed to meet filing requirements on the county level. Filing requirements for assumed name documents to be filed with the county clerk differ. Assumed name documents filed with the county clerk are to be executed and acknowledged by the filing party, which requires that the document be notarized.

Form No. 503
Revised 9/99

EXHIBIT A

Allocation of Shares to Sellers

Name of Seller	**Number of Shares**
Gerald Garcia	50,000
Richard Garcia	50,000
Silvana Garcia	50,000
Daysi Garcia	50,000

- Silvana needs to go to the office of Cynthia Figueroa Calhoun, County Clerk, Dallas County, Texas located at 500 Main Street, Dallas, Texas 75202 to get an Assumed Name Certificate for APX with in the next 5 days.

- Once the Assumed Name Certificate is complete, Silvana will submit an assignment to 4-G Paintball, Silvana will go back to the office of Cynthia Figueroa Calhoun, County Clerk, Dallas County, Texas located at 500 Main Street, Dallas, Texas 75202 to finalize the assignment.

- APX- $53,593.75

  $23,040.00- event sales average
  2,391.50- equipment inventory
  + 1,002.60- merchandise inventory
  $26,434.10

  $26,434.10- B*Slap total
  + 53,593.75- APX
  $80,027.85

  $100,000.00
  \- 80,027.85
  $ 19,972.15
  x .539%
  $ 10,764.98

  $19,972.15
  \- 10,764.98- Value of good will for APX
  $ 9,207.17- Value of good will for B*Slap Gear

DOC Stolen fm Corporate book w/initials of ALL PARTIES involved

- Silvana needs to go to the office of Cynthia Figueroa Calhoun, County Clerk, Dallas County, Texas located at 500 Main Street, Dallas, Texas 75202 to get an Assumed Name Certificate for APX with in the next 5 days.

- Once the Assumed Name Certificate is complete, Silvana will submit an assignment to 4-G Paintball, Silvana will go back to the office of Cynthia Figueroa Calhoun, County Clerk, Dallas County, Texas located at 500 Main Street, Dallas, Texas 75202 to finalize the assignment.

- APX- $53,593.75

  $23,040.00- event sales average
  2,391.50- equipment inventory
  + 1,002.60- merchandise inventory
  $26,434.10

  $26,434.10- B*Slap total
  + 53,593.75- APX
  $80,027.85

  $100,000.00
  \- 80,027.85
  $ 19,972.15
  x .539%
  $ 10,764.98

  $19,972.15
  \- 10,764.98- Value of good will for APX
  $ 9,207.17- Value of good will for B*Slap Gear

EXHIBIT B

Investment Representation Statement

STOCKHOLDER:	GERALD JOSEPH P. GARCIA
COMPANY:	4-G PAINTBALL, INC.
SECURITY:	COMMON STOCK
AMOUNT:	50,000
DATE:	JUNE 7, 2004

As a condition to and in connection with the undersigned's acquisition of shares of 4-G Paintball, Inc. ("**Company**") Common Stock (the "**Securities**") pursuant to the Asset Purchase Agreement dated the date hereof among the Company and the undersigned stockholder ("**Stockholder**"), the Stockholder represents to the Company and agrees as follows:

The Stockholder is aware of the Company's business affairs and financial condition, and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. The Stockholder understands that the Securities are highly speculative and that the Stockholder may lose all of his or her investment. The Stockholder is acquiring these Securities for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "**Securities Act**"). The Stockholder is an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act.

The Stockholder understands that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of its investment intent as expressed herein. In this connection, it understands that, in the view of the Securities and Exchange Commission (the "**SEC**"), the statutory basis for such exemption may be unavailable if its representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

The Stockholder further understands that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, it understands that the Company is under no obligation to register the Securities. In addition, the Stockholder understands that the certificate evidencing the Securities will be imprinted with the following legend (or a legend similar thereto):

> THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

The Stockholder is familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. In the event

the Company later becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires among other things: (1) the availability of certain public information about the Company, (2) the resale occurring not less than one year after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than two years, (2) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

The Stockholder further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

STOCKHOLDER

Gerald Joseph P. Garcia

(print name of stockholder)

By: ______________________

(signature)

EXHIBIT B

Incorporated Under the Laws of
the State of Texas



NUMBER
1

SHARES
50,000

4-G PAINTBALL, INC.

COMMON STOCK NO PAR VALUE

This Certifies that Gerald Garcia is the Registered Holder of Fifty Thousand (50,000) Shares of the Capital Stock of **4-G PAINTBALL, INC.** Fully Paid and Non-Assessable

Transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, *the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed*

this 6/16/04 day of ______ A.D. ______

CEO

SECRETARY

TOC-18

Investment Representation Statement

STOCKHOLDER:	RICHARD CHRISTOPHER P. GARCIA
COMPANY:	4-G PAINTBALL, INC.
SECURITY:	COMMON STOCK
AMOUNT:	50,000
DATE:	JUNE 7, 2004

As a condition to and in connection with the undersigned's acquisition of shares of 4-G Paintball, Inc. ("**Company**") Common Stock (the "**Securities**") pursuant to the Asset Purchase Agreement dated the date hereof among the Company and the undersigned stockholder ("**Stockholder**"), the Stockholder represents to the Company and agrees as follows:

The Stockholder is aware of the Company's business affairs and financial condition, and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. The Stockholder understands that the Securities are highly speculative and that the Stockholder may lose all of his or her investment. The Stockholder is acquiring these Securities for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "**Securities Act**"). The Stockholder is an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act.

The Stockholder understands that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of its investment intent as expressed herein. In this connection, it understands that, in the view of the Securities and Exchange Commission (the "**SEC**"), the statutory basis for such exemption may be unavailable if its representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

The Stockholder further understands that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, it understands that the Company is under no obligation to register the Securities. In addition, the Stockholder understands that the certificate evidencing the Securities will be imprinted with the following legend (or a legend similar thereto):

> THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

The Stockholder is familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. In the event the Company later becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities

Exchange Act of 1934, the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires among other things: (1) the availability of certain public information about the Company, (2) the resale occurring not less than one year after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than two years, (2) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

The Stockholder further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

STOCKHOLDER

Richard Christopher P. Garcia

(print name of stockholder)

By: ______________________

(signature)

Incorporated Under the Laws of the State of Texas



NUMBER **2**

SHARES **50,000**

4-G PAINTBALL, INC.

COMMON STOCK NO PAR VALUE

This Certifies that **Richard Garcia** *is the*
Registered Holder of Fifty Thousand (50,000) *Shares of the*

Capital Stock of **4-G PAINTBALL, INC.** Fully Paid and Non-Assessable

Transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, *the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed*

this 6/16/04 *day of* ______ *A.D.* ______

CEO SECRETARY

TOC-10

EXHIBIT B

Investment Representation Statement

STOCKHOLDER:	SILVANA ALICIA GARCIA
COMPANY:	4-G PAINTBALL, INC.
SECURITY:	COMMON STOCK
AMOUNT:	50,000
DATE:	JUNE 7, 2004

As a condition to and in connection with the undersigned's acquisition of shares of 4-G Paintball, Inc. ("**Company**") Common Stock (the "**Securities**") pursuant to the Asset Purchase Agreement dated the date hereof among the Company and the undersigned stockholder ("**Stockholder**"), the Stockholder represents to the Company and agrees as follows:

The Stockholder is aware of the Company's business affairs and financial condition, and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. The Stockholder understands that the Securities are highly speculative and that the Stockholder may lose all of his or her investment. The Stockholder is acquiring these Securities for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "**Securities Act**"). The Stockholder is an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act.

The Stockholder understands that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of its investment intent as expressed herein. In this connection, it understands that, in the view of the Securities and Exchange Commission (the "**SEC**"), the statutory basis for such exemption may be unavailable if its representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

The Stockholder further understands that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, it understands that the Company is under no obligation to register the Securities. In addition, the Stockholder understands that the certificate evidencing the Securities will be imprinted with the following legend (or a legend similar thereto):

> THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

The Stockholder is familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. In the event

the Company later becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires among other things: (1) the availability of certain public information about the Company, (2) the resale occurring not less than one year after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than two years, (2) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

The Stockholder further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

STOCKHOLDER

Silvana Alicia Garcia
(print name of stockholder)

By: ______________________
(signature)

Incorporated Under the Laws of the State of Texas



NUMBER 3

SHARES 50,000

4-G PAINTBALL, INC.

COMMON STOCK NO PAR VALUE

This Certifies that Silvana Garcia is the *Registered Holder of* Fifty Thousand (50,000) *Shares of the* Capital Stock of **4-G PAINTBALL, INC.** Fully Paid and Non-Assessable

Transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, *the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed*

this 6/16/04 *day of* ______ *A.D.* ______

CBO

SECRETARY

TCC-10

EXHIBIT B
Investment Representation Statement

STOCKHOLDER:	DAYSI ELIZABETH GARCIA
COMPANY:	4-G PAINTBALL, INC.
SECURITY:	COMMON STOCK
AMOUNT:	50,000
DATE:	JUNE 7, 2004

As a condition to and in connection with the undersigned's acquisition of shares of 4-G Paintball, Inc. ("**Company**") Common Stock (the "**Securities**") pursuant to the Asset Purchase Agreement dated the date hereof among the Company and the undersigned stockholder ("**Stockholder**"), the Stockholder represents to the Company and agrees as follows:

The Stockholder is aware of the Company's business affairs and financial condition, and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. The Stockholder understands that the Securities are highly speculative and that the Stockholder may lose all of his or her investment. The Stockholder is acquiring these Securities for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "**Securities Act**"). The Stockholder is an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act.

The Stockholder understands that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of its investment intent as expressed herein. In this connection, it understands that, in the view of the Securities and Exchange Commission (the "**SEC**"), the statutory basis for such exemption may be unavailable if its representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

The Stockholder further understands that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, it understands that the Company is under no obligation to register the Securities. In addition, the Stockholder understands that the certificate evidencing the Securities will be imprinted with the following legend (or a legend similar thereto):

> THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

The Stockholder is familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. In the event

the Company later becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires among other things: (1) the availability of certain public information about the Company, (2) the resale occurring not less than one year after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than two years, (2) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

The Stockholder further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

STOCKHOLDER

Daysi Elizabeth Garcia

(print name of stockholder)

By: ______________________

(signature)

Incorporated Under the Laws of
the State of Texas

NUMBER 4



SHARES 50,000

4-G PAINTBALL, INC.

COMMON STOCK NO PAR VALUE

This Certifies that Daysi Garcia is the

Registered Holder of Fifty Thousand (50,000) *Shares of the*

Capital Stock of **4-G PAINTBALL, INC.** Fully Paid and Non-Assessable

Transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, *the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed*

this 6/16/04 *day* *of* _______ *A.D.* _______

CEO

SECRETARY

TCC-10